1999 Semi-Annual Report



                     Value Investing In Small Companies
                           For More Than 25 Years


                                     THE
                                    ROYCE
                                    FUNDS

                          ROYCE SPECIAL EQUITY FUND



                             www.roycefunds.com

                     SEMI-ANNUAL REPORT REFERENCE GUIDE
------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS                                 			2
An Overview of Royce Special Equity Fund Year-to-Date Through
June 30, 1999





PORTFOLIO DIAGNOSTICS                                       		4
     An X-Ray of the Portfolio





SCHEDULE OF INVESTMENTS AND OTHER FINANCIAL STATEMENTS      		5



For more than 25 years, our value approach has focused on evaluating a company's current worth - what we believe an enterprise would sell for in a private transaction between rational and well-informed parties. This requires a thorough analysis of the financial and operating dynamics of a business, as though we were purchasing the entire company. The price we will pay for a security must be significantly lower than our appraisal of its current worth.

LETTER TO SHAREHOLDERS
------------------------------------------------------------------------------


Dear Fellow Shareholders:

     Small-cap stocks rebounded in the second quarter with performance that was as impressive as the first quarter's was dismal. Strong second-quarter performance by the Fund's small-cap benchmark, the Russell 2000, enabled it to outperform the large-cap oriented S&P 500 (+15.6% versus +7.1%) for the first time since 1997's third quarter. The Russell 2000 also benefited from strong performance by relatively larger issues, including many of its technology (Internet) holdings. Although Royce Special Equity Fund's (RSE) selections tend to be smaller, less glamorous and more conservatively managed than its benchmark's, this recent small-cap outperformance is welcome news.
     At times, especially during 1999's difficult first quarter, it seemed as if owning companies with positive earnings was a liability; many of these companies seemed as incapable of attracting investors' attention as they were successful in generating profits. Even in light of the second-quarter turnaround, we would argue that on both an absolute and relative valuation basis, small-cap stocks remain statistically attractive, particularly the ones that we own.
     Since Royce Special Equity Fund's inception on May 1, 1998, small-cap performance has been volatile, with the sector peaking on April 21, 1998 just prior to our launch. While the Fund initially managed to more than hold its own (in a relative sense), it has subsequently lagged in the more recent dynamic period. From its inception through the market bottom on October 8, 1998, the Fund was down 18.6% versus a decline of 35.7% for the Russell 2000. From October 8 through June 30, 1999, the Fund was up 16.7% versus 48.9% for its benchmark, with the net result that the Fund trailed its benchmark by less than one percent since its inception. Year-to-date through June 30, 1999, the Fund was up 1.9%. Although we are disappointed with performance, we are excited about the portfolio, especially its valuation relative to the Russell 2000.
     We believe that the securities in the Russell 2000 as a whole are more attractively valued than those of the S&P 500 index. Furthermore, our portfolio is less expensive than the Russell 2000 across many valuation measures (see the attached Portfolio X-Ray for more details). However, we think that there is a much more important point - RSE's portfolio is, in our opinion, attractively valued on an absolute basis. This factor gives us confidence in the Fund's ability to potentially provide solid long-term returns.
     What is the basis for the portfolio's absolute valuation? Several factors are relevant, but most important to us is the Enterprise Value/Earnings before Interest and Taxes ratio (EV/EBIT) shown in the X-Ray. Considering how timely the EV/EBIT is right now, we have chosen to describe it in more detail in this report. EV/EBIT is one of the more commonly used ratios in the merger and acquisition area, and in essence it states the price one pays for earnings. In that sense, it resembles the price-to-earnings ratio, although it is a more sophisticated measure.
     To determine EV/EBIT, we take the portfolio companies' market capitalization (number of shares multiplied by price), add long-term debt, preferred stock and minority interest, then subtract the companies' total cash. The resulting enterprise value, or price, is then divided by earnings before interest and taxes (all figures are portfolio weighted). We use the current market price, while in corporate transactions (mergers and acquisitions, leveraged buy-outs, etc.) the transaction price would be used.
     The current X-Ray shows a portfolio-weighted EV/EBIT of 6.1 for the Fund's portfolio securities. If one inverts this ratio to EBIT/EV, the figure is 16.4%. In other words, if one bought our entire portfolio at the current market price, one would earn 16.4% before interest and taxes (with no credit for depreciation and amortization). Not bad in an environment where long-term U.S. Treasuries yield a little more than 6%.

At current market
price, there is a huge spread between the return one would earn and the cost one would incur in such a hypothetical transaction.
     There has been a revival in merger and acquisitions as well as leverage buy-out activity in the small-cap sector of late. We believe that EV/EBIT analysis is a large part of what drives these activities, and so far only a few of our holdings have directly benefited from this. There had been a perception in the market place that the type of stocks that we own were uninteresting, however the reality is that, from a real economic perspective, we think that they are quite attractive.
     We remain concerned about what we believe is an overvalued large-cap market. One observer pointed out recently that more than 79% of the massive appreciation from the August 1982 low through July 16, 1999 has been due to expanding P/E ratios, compared to less than 22% from rising earnings (Source:
The DeVoe Report). The New York Stock Exchange alone has a market value greater than the nation's GDP. So while the overall U.S. economy remains strong - aided to some degree by the wealth effect - there can be little question that changes in our stock market will have a greater impact on the real economy than ever before.
     While we certainly cannot guarantee what will happen in the future, we draw a great deal of encouragement from the renewed interest in small-caps. Further, as we look at the Fund's portfolio as measured by the X-Ray, we think that our demanding, intensive value approach is working well in distinguishing perception from reality - finding what we believe are inexpensive, well-run, financially solid companies that typically aren't very glamorous. While some may view RSE's portfolio as contrary to accepted market wisdom, it is anything but that with respect to economic and business wisdom. We believe that we are well-positioned in the current environment.

     Sincerely,

     /s/ Charlie Dreifus


     Charlie Dreifus
     Senior Portfolio Manager

     August 6, 1999





Notes To Performance and Risk Information
All performance information is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

The thoughts concerning future prospects for small-company stocks are solely those of Charlie Dreifus, and there can be no assurance with respect to future market movements. This report must be preceded or accompanied by a current prospectus. Royce Special Equity Fund invests in small- and/or micro-cap companies that may involve considerably more risk than investments in securities of larger-cap companies (see "Primary Risks" in the prospectus). Please read the prospectus carefully before investing or sending money.

The Russell 2000 and S&P 500 are unmanaged indices of domestic common stocks.
Distributor: Royce Fund Services, Inc.

Portfolio Diagnostics
------------------------------------------------------------------------------

			Royce Special Equity Fund X-RAY
		 	     As of June 30, 1999

                              Royce Special            Russell
                                Equity Fund*            2000**
Second Quarter Total Return                     	12.1%           15.6%
January - June, 1999 Total Return                	 1.9%            9.3%
Total Return From Inception Date of
     5/1/98 (not annualized)                    	-5.0%           -4.2%
Net Assets                              	     $3.0 million       N/A
Trailing 12 Months Price/Earnings               	11.7x           23.2x
Enterprise Value/Earnings Before Interest and Taxes      6.1x		13.5x
Enterprise Value/Earnings Before Interest,
     Taxes, Depreciation and Amortization                5.4x		10.5x
Price/Book                                   		 1.6x            3.3x
Yield                                       		 2.0%            1.4%
Return on Equity                          		13.1%           10.4%
Return on Assets                            		 9.9%            4.5%
Total Assets Financed by Other Than Equity          	26.5%           57.2%
Current Assets Less All Liabilities
     as % of Market Price                      		38.2%          -22.8%
Cash as % of Market Price                     		19.8%           11.9%
Average Market Capitalization           	  $186 million   $1,242 million

Source: Prudential Securities Inc. - Small-Cap Quantitative Research (except for assets and performance figures)
     *    Portfolio Weighted
     **   Market Capitalization Weighted
Enterprise Value is calculated by adding a company's market capitalization, long-term debt, preferred stock and minority interest, then subtracting cash.


Top 10 Positions    % of Net Assets
------------------------------------
Garan                    	5.9%
TSI                 		5.4
Ampco-Pittsburgh         	5.1
Lawson Products               	5.0
Deb Shops           		4.6
National Presto Industries      4.5
Superior Uniform Group        	4.2
Met-Pro                  	4.2
Chromcraft Revington          	4.1
Farmer Bros.             	4.1


Top Portfolio Industries % of Net Assets
--------------------------------------------
Home Furnishing/Appliances    	       14.9%
Apparel and Shoes        	       13.4
Industrial Distribution       	       11.0
Building Systems and Components         7.2
Retail Stores              		6.7
Pumps, Valves and Bearings      	5.5
Components and Systems         		5.4
Food/Tobacco Processors        		4.0

See the Schedule of Investments for a complete list of portfolio holdings.

ROYCE SPECIAL EQUITY FUND
SCHEDULE OF INVESTMENTS                  	June 30, 1999 (unaudited)
-------------------------------------------------------------------------------
COMMON STOCKS - 98.5%

                          		SHARES         VALUE
					------ 	       -----
Consumer Products- 35.0%
Apparel and Shoes- 13.4%
   Barry (R.G.)*          		12,000     $     99,000
   Garan                  		 5,500    	176,688
   Superior Uniform Group 		10,000         	125,000
						      ---------
                                   			400,688
						      ---------
Home Furnishing/Appliances- 14.9%
   Chromcraft Revington*  		 8,500    	122,719
   Flexsteel Industries   		 5,600           74,550
   Lifetime Hoan          		12,500         	114,062
   National Presto Industries   	 3,500       	133,875
						      ---------
                                   			445,206
						      ---------

Sports and Recreation- 3.0%
   Allen Organ Cl. B      		 2,500    	 91,562
						      ---------

Other Consumer Products- 3.7%
   Starrett (L. S.) Company Cl. A  	 4,100    	110,188
						      ---------

                                   		      1,047,644
						      ---------

Consumer Services- 9.0%
Restaurants/Lodgings- 2.3%
   Sbarro*                		 2,500         	 67,656
						      ---------

Retail Stores- 6.7%
   Cato Cl. A             		 5,500    	 63,938
   Deb Shops              		 6,900    	137,137
						      ---------
                                   			201,075
						      ---------
                                   			268,731
						      ---------

Financial Services- 3.9%
Information and Processing- 3.9%
   Value Line             		 3,000    	117,000
						      ---------

Industrial Products- 21.8%
Building Systems and Components- 7.2%
   Ampco-Pittsburgh       		12,000         	153,750
   Preformed Line Products Company 	 1,000    	 18,625
   Thor Industries        		 1,500    	 42,562
						      ---------
                                   		       	214,937
						      ---------

Industrial Components- 2.5%
   Powell Industries*     		 8,000    	 74,000
						      ---------

Pumps, Valves and Bearings- 5.5%
   Gorman-Rupp Company    		 2,500    	 41,250
   Met-Pro                		10,000         	125,000
						      ---------
                                   			166,250
						      ---------


                          		SHARES         VALUE
					------ 	       -----

Specialty Chemicals and Materials- 3.5%
   Aceto                         	 9,000 	      $ 103,500
						      ---------
Other Industrial Products- 3.1%
   Farr*                         	 8,500   	 93,500
						      ---------

                                        	 	652,187
						      ---------

Industrial Services- 17.4%
Commercial Services- 2.4%
   Wilmar Industries*            	 5,500   	 71,500
						      ---------

Food/Tobacco Processors- 4.0%
   Farmer Bros.                  	   600     	121,500
						      ---------

Industrial Distribution- 11.0%
   Lawson Products               	 6,000   	151,125
   NCH                           	 1,500     	 74,250
   TBC*                          	14,700          103,819
						      ---------
                                        	 	329,194
						      ---------
                                         		522,194
						      ---------

Technology- 7.7%
Components and Systems- 5.4%
   TSI                           	14,000          162,750
						      ---------

Telecommunication- 2.3%
   Communications Systems        	 5,500   	 68,063
						      ---------

                                        	 	230,813
						      ---------

Miscellaneous-3.7%                               	110,437
						      ---------

TOTAL COMMON STOCKS
    (Cost $2,975,301)                                 2,949,006
						      ---------

TOTAL INVESTMENTS - 98.5%
    (Cost $2,975,301)                                 2,949,006

CASH AND OTHER ASSETS
    LESS LIABILITIES - 1.5%                       	 44,815
						      ---------

NET ASSETS - 100.0%                      	$     2,993,821
						 ==============

* Non-income producing.

INCOME TAX INFORMATION: The cost of total investments for Federal income tax purposes was $2,975,301. At June 30, 1999, net unrealized depreciation for all securities was $26,295, consisting of aggregate gross unrealized appreciation of $235,602 and aggregate gross unrealized depreciation of $261,897.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ROYCE SPECIAL EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES AT JUNE 30, 1999 (unaudited)
-------------------------------------------------------------------------------

ASSETS:
Investments at value (identified cost $2,975,301)          $ 2,949,006
Cash                                            		60,782
Receivable for investments sold                              	 5,486
Receivable for dividends and interest                    	 2,282
Prepaid expenses and other assets                          	 3,325
-------------------------------------------------------------------------------
     Total Assets                               	     3,020,881
-------------------------------------------------------------------------------

LIABILITIES:
Payable for investments purchased                               20,034
Payable for investment advisory fee                                634
Accrued expenses                                		 6,392
-------------------------------------------------------------------------------
     Total Liabilities                                   	27,060
-------------------------------------------------------------------------------
     Net Assets                                  	$    2,993,821
===============================================================================

ANALYSIS OF NET ASSETS:
Undistributed net investment income                            $15,236
Accumulated net realized loss on investments		      (109,269)
Net unrealized depreciation on investments		       (26,295)
Capital shares                                           	   316
Additional paid-in capital                                   3,113,833
-------------------------------------------------------------------------------
     Net Assets                                  	$    2,993,821
===============================================================================

SHARES OUTSTANDING:
  (unlimited number of $.001 par value shares authorized)      315,700
===============================================================================
NET ASSET VALUE (Net Assets / Shares Outstanding):
  (offering and redemption price* per share)                      9.48
===============================================================================

* Shares redeemed within one year of purchase are subject to a 1% redemption fee, payable to the Fund.

-------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                       					 Six months ended
                                       					  June 30, 1999                Period ended
INVESTMENT OPERATIONS:                 					   (unaudited)       	December 31, 1998 (a)
									 ----------------	------------------
  Net investment income                          			$         14,610            	  $5,878
  Net realized loss on investments                       			 (37,248)   		 (72,021)
  Net change in unrealized depreciation on investments   			  83,709     		(110,004)
------------------------------------------------------------------------------------------------------------------
  Net increase (decrease)  in net assets from investment operations 		  61,071		(176,147)
------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  Net investment income                         				  --       		  (5,252)
------------------------------------------------------------------------------------------------------------------
  Total distributions                  						  --       		  (5,252)
------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
  Value of shares sold                          				  39,750   	       3,256,162
  Distributions reinvested                      				  --       		   4,996
  Value of shares redeemed                      				(186,723)           	     (36)
------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from capital share transactions		(146,973)     	       3,261,122
------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS           				 (85,902)              3,079,723
NET ASSETS:
   Beginning of period                 					       3,079,723               --
------------------------------------------------------------------------------------------------------------------
   End of period (includes undistributed net investment income of
     $15,236 in 1999 and $626 in 1998)                    		  $    2,993,821	  $    3,079,723
==================================================================================================================
CAPITAL SHARE TRANSACTIONS (in shares):
  Shares sold                          					    	   4,591    		 330,671
  Shares issued for reinvestment of distributions                   	           --			     548
  Shares redeemed                      						 (20,106)          	      (4)
------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in shares outstanding            			 (15,515)		 331,215
------------------------------------------------------------------------------------------------------------------

(a) The Fund commenced operations on May 1, 1998.

 THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ROYCE SPECIAL EQUITY FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 1999  (unaudited)
-------------------------------------------------------------------------------

INVESTMENT INCOME:
Income:
  Dividends                                                 $   34,519
  Interest                                                 	 1,896
-------------------------------------------------------------------------------
    Total Income                                  		36,415
-------------------------------------------------------------------------------
Expenses:
  Investment advisory fees                                 	14,634
  Registration                                    		 5,165
  Custodian                                                	 5,155
  Shareholder servicing                           		 3,911
  Audit                                           		 2,250
  Shareholder reports                             		   809
  Administrative and office facilities                             729
  Trustees' fees                                  		   229
  Legal                                           		    75
  Other expenses                                  		 1,255
-------------------------------------------------------------------------------
    Total Expenses                                		34,212
    Fees Waived by Investment Adviser                          (12,407)
-------------------------------------------------------------------------------
    Net Expenses                                  		21,805
-------------------------------------------------------------------------------
    Net Investment Income                                  	14,610
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investments                             (37,248)
  Net change in unrealized depreciation on investments		83,709
-------------------------------------------------------------------------------
  Net realized and unrealized gain on investments          	46,461
-------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS	     $  61,071
===============================================================================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating the Fund's performance for the periods presented.
===============================================================================

                                  			Six months ended
                                 			  June 30, 1999         Period ended
                                 			   (Unaudited)     December 31, 1998 (a)
							   -----------	   ---------------------

Net Asset Value, Beginning of Period                        $   9.30		$ 10.00

Investment Operations:
  Net investment income                   			0.05    	 0.02
  Net realized and unrealized gain (loss) on investments	0.13		(0.70)
----------------------------------------------------------------------------------------
    Total from investment operations                            0.18		(0.68)
----------------------------------------------------------------------------------------

Distributions:
  Net investment income                   			--      	(0.02)
----------------------------------------------------------------------------------------
    Total distributions                   			--      	(0.02)
----------------------------------------------------------------------------------------

Net Asset Value, End of Period                              $   9.48		$  9.30
========================================================================================

Total Return:                                     		1.9%     	-6.8%
Ratios Based on Average Net Assets:
Total expenses (b)                        			1.49*   	1.49%*
Net investment income                     			1.00%*  	0.33%*
Supplemental Data:
Net Assets, End of Period (in thousands)                    $  2,994	     $ 3,080
Portfolio Turnover Rate                           		31%            	13%

(a)   The Fund commenced operations on May 1, 1998.
(b) Expense ratios are shown after fee waivers by the investment adviser. For the periods ended June 30, 1999 and December 31, 1998, the expense ratios before the waivers would have been 2.34% and 2.20%, respectively.
* Annualized.

Royce Special Equity Fund
Notes to Financial Statements (unaudited)
-------------------------------------------------------------------------------

Summary of Significant Accounting Policies:

     Royce Special Equity Fund (the "Fund") is a series of The Royce Fund (the "Trust"), a diversified open-end management investment company organized as a Delaware business trust. The Fund commenced operations on May 1, 1998.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


  Valuation of investments:

     Securities listed on an exchange or on the Nasdaq National Market System are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value by the Board of Trustees. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.


  Investment transactions and related investment income:

     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.


  Expenses:

     The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund's operations, while expenses applicable to more than one series of the Trust are allocated in an equitable manner. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses.


  Taxes:

     As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption "Income Tax Information".

Royce Special Equity Fund
Notes to Financial Statements (unaudited) (continued)
-------------------------------------------------------------------------------

  Distributions:

     Any dividend and capital gain distributions are recorded on the ex-dividend date and paid annually in December. These distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.


  Repurchase agreements:

     The Fund enters into repurchase agreements with respect to portfolio securities solely with State Street Bank and Trust Company ("SSB&T"), the custodian of the Fund's assets. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities.


Investment Adviser:

     Under the Trust's investment advisory agreements with Royce & Associates, Inc. ("Royce"), Royce is entitled to receive management fees, which are computed daily and payable monthly, at an annual rate of 1.0% of the average net assets of the Fund. Royce has contractually agreed to waive its fees and reimburse expenses to the extent necessary to maintain a net annual operating expense ratio of expenses to average net assets at or below 1.49% through December 31, 1999. For the period ended June 30, 1999, the Fund recorded advisory fees of $2,227 (net of waivers of $12,407).


Purchases and Sales of Investment Securities:

     For the period ended June 30, 1999, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities, were $874,025 and $982,676, respectively.